ERSHARES GLOBAL ENTREPRENEURS (the “Fund”)

Supplement dated November 13, 2025 to the Prospectus dated October 28, 2025

1.	Effective November 1, 2025, the Fees and Expenses table and Expense Example on page 1 of the Prospectus are hereby revised and restated in their entirety as follows:

SHAREHOLDER FEES	Class	Retail	Institutional
(fees paid directly from your investment)	A	Class	Class
Maximum Sales Charge (Load) Imposed on Purchases	4.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2.00%	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.89%	0.89%	0.89%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	None
Other Expenses*	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	1.55%	1.55%	1.30%
Fee Waiver/Expense Reimbursement**	(0.57)%	(0.57)%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver	0.98%	0.98%	0.98%

*	“Other Expenses” are based on estimated expenses for the current fiscal year for the Class A shares and the Retail Class shares.

**	The adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.98%, through November 1, 2026. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the adviser is subject to recoupment by the adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the first year and the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Year	10 Year
Class A	$570	$888	$1,228	$2,187
Retail Class	$100	$434	$791	$1,497
Institutional Class	$100	$381	$682	$1,540

2.	Effective November 1, 2025, the sub-section entitled “Fee Waiver,” in the section entitled “Management of the Fund,” on page 10 of the Prospectus is hereby revised and restated in its entirety as follows:

Fee Waiver

Seaport has contractually agreed to waive fees and/or reimburse expenses excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business to limit the total annualized expenses of shares of the Fund to a per annum percentage of net assets attributable to such shares of the relevant Fund through November 1, 2026. However, this percentage limit is, for the Fund, 0.98%, 0.98% and 0.98%, relating to the Retail Class, Institutional Class and Class A, respectively. This waiver can be terminated only by a majority vote of the independent trustees of the Trust, of which the Fund is a series. The Advisor shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Advisor.

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For more information, please contact a Fund customer service representative toll free at (877) 271-8811.

PLEASE RETAIN FOR FUTURE REFERENCE.

ERSHARES GLOBAL ENTREPRENEURS (the “Fund”)

Supplement dated November 13, 2025 to the Statement of Additional Information (“SAI”) dated October 28, 2025

1.	Effective November 1, 2025, the seventh paragraph in the section entitled “The Advisors and Sub-Advisor,” on page 25 of the SAI, is hereby revised and restated in its entirety as follows:

The Advisor is contractually obligated to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, in any year, exceed a per annum percentage of net assets attributable to such shares of the relevant Fund. This percentage limit is, for the Global Fund, 0.98% as determined by valuations made as of the close of each business day of the year. The expense limitation agreement for the Global Fund expires on November 1, 2026, unless extended by the Board.

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For more information, please contact a Fund customer service representative toll free at (877) 271-8811.

PLEASE RETAIN FOR FUTURE REFERENCE.